Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Hilton Resorts Corporation	22 July 2022
HGV Depositor LLC 5323 Millenia Lakes Boulevard, Suite 400
Orlando, Florida 32839

Re:	Hilton Grand Vacations Trust 2022-2 (the “Issuer”)
Timeshare Loan-Backed Notes, Series 2022-2 (the “Notes”)
Sample Timeshare Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Hilton Resorts Corporation (the “Seller”), HGV Depositor LLC (the “Depositor”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), Deutsche Bank Securities Inc. (“Deutsche Bank Securities”), Credit Suisse Securities (USA) LLC (“Credit Suisse”), MUFG Securities Americas Inc. (“MUFG”), BofA Securities, Inc. (“BofA Securities”) and Barclays Capital Inc. (“Barclays,” together with the Seller, Depositor, Wells Fargo Securities, Deutsche Bank Securities, Credit Suisse, MUFG and BofA Securities, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of (a) mortgage loans each secured by a first mortgage or first deed of trust on a fractional real property interest in one or more residential units or dwellings at a timeshare resort and (b) loans secured by a membership interest described in a membership certificate issued by a timeshare association (together, the “Timeshare Loans”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Seller, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.	Electronic data files:

i.

Labeled “HGV Eligible Pool for 2022-2 05312022 (to WF).xlsx” with a tab labeled “Eligible Loans” and the corresponding record layout and decode information, as applicable (the “Initial Preliminary Data File”), that the Seller, on behalf of the Depositor, indicated contains information relating to (a) mortgage loans each secured by a first mortgage or first deed of trust on a fractional real property interest in one or more residential units or dwellings at a timeshare resort or (b) loans secured by a membership interest described in a membership certificate issued by a timeshare association (together, the “Preliminary Timeshare Loans”) as of 31 May 2022 (the “Preliminary Cut-Off Date”) that the Seller, on behalf of the Depositor, indicated are expected to be representative of the Timeshare Loans and

ii.

Labeled “HGVT 2022-2 Normal PMT Amount.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Normal Payment Amount File,” together with the Initial Preliminary Data File, the “Provided Preliminary Data Files”) that the Seller, on behalf of the Depositor, indicated contains normal payment amount information for each Preliminary Timeshare Loan as of the Preliminary Cut-Off Date,

b. Imaged copies of:

i.	The promissory note, purchase agreement, purchase and security agreement, purchase proposal, truth in lending disclosure and/or other related documents (collectively and as applicable, the “Note”),

ii.	Certain printed screen shots and payment histories from the Seller’s servicing system (the “System Screen Shots”) and

iii.	The credit score certification, as applicable (the “Credit Score Certification,” collectively with the Note and System Screen Shots, the “Source Documents”)

that the Seller, on behalf of the Depositor, indicated relate to each Sample Timeshare Loan (as defined in Attachment A), as applicable,

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Preliminary Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Preliminary Data Files, Source Documents or any other information provided to us by the Seller, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Timeshare Loans or Timeshare Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Seller, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Timeshare Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Timeshare Loans,

iii.	Whether the originator(s) of the Timeshare Loans complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

22 July 2022

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Seller, on behalf of the Depositor, we randomly selected a sample of 150 Preliminary Timeshare Loans from the Initial Preliminary Data File (the “Sample Timeshare Loans”). For the purpose of this procedure, the Seller, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Timeshare Loans or the methodology they instructed us to use to select the Sample Timeshare Loans from the Initial Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Timeshare Loans are referred to as Sample Timeshare Loan Numbers 1 through 150.

2.

As instructed by the Seller, on behalf of the Depositor, we appended the information for each Preliminary Timeshare Loan on the Initial Preliminary Data File with the corresponding normal payment amount, as shown on the Preliminary Normal Payment Amount File. The Initial Preliminary Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

3.

For each Sample Timeshare Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided to us by the Seller, on behalf of the Depositor, described in the note(s) to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Seller, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)
Loan ID	Loan ID	Note	i.

Borrower state	Borrower State	Note or System Screen Shots	ii., iii., iv.

Property	Property Cd	Note	iii.

Sales price	Sales Price	Note	iii.

Equity transferred	Contr Equity Amount	Note	iii., v.

Original term	Original Term	(a) Note or (b) Note and recalculation	iii., vi.

Date of sale	Contr Date Sold	Note	iii.

Cash down payment	Cash Down Payment	Note and recalculation	iii., vii.

Original balance	Original Amt	Note	iii.

Interest rate	Interest Rate	(a) Note, (b) System Screen Shots or (c) Note and System Screen Shots	iii., viii., ix.

Maturity date	Maturity Date	(a) Note or (b) Note, System Screen Shots and recalculation	ii., iii., x.

Principal & interest payment	Principal & Interest Payment	(a) Note, (b) System Screen Shots or (c) Note and System Screen Shots	iii., ix., xi.

Normal payment amount	Normal Payment Amount	Note and recalculation	iii., xii.

Next payment date	Due Date	System Screen Shots

Current balance	Principal Bal	System Screen Shots

Original credit score (high)	High Score	Credit Score Certification	xiii.

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information on at least one of the indicated Source Documents (and in accordance with any other applicable note(s)). We performed no procedures to reconcile any differences that may exist between the various Source Documents for the indicated Sample Characteristics.

iii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Timeshare Loan for which the Seller, on behalf of the Depositor, provided us with more than one Note, the Seller, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information on at least one of the Notes. We performed no procedures to reconcile any differences that may exist between the Notes for the indicated Sample Characteristics.

iv.

For the purpose of comparing the borrower state Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us not to compare the borrower state Sample Characteristic for Sample Timeshare Loans that have a borrower state value of <blank>, as shown on the Preliminary Data File.

v.

For the purpose of comparing the equity transferred Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to note agreement with an equity transferred value of “0,” as shown on the Preliminary Data File, if the equity transferred value is <blank>, as shown on the Note (and in accordance with any other applicable note(s)).

vi.

For the purpose of comparing the original term Sample Characteristic for each Sample Timeshare Loan (except for Sample Timeshare Loan Number 40), the Seller, on behalf of the Depositor, instructed us to use the Note as the Source Document.

For the purpose of comparing the original term Sample Characteristic for Sample Timeshare Loan Number 40, the Seller, on behalf of the Depositor, instructed us to recalculate the original term as the sum of:

a.	The difference in months between the maturity date and first due date, both as shown in the Note (and in accordance with any applicable note(s)), and

b.	1.

vii.

For the purpose of comparing the cash down payment Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to recalculate the cash down payment as the sum of:

a.	The difference between the:

i.	Total down payment and

ii.	Closing costs and

b.	The balance down payment, as applicable,

all as shown on the Note (and in accordance with any other applicable note(s)).

Exhibit 1 to Attachment A

Notes: (continued)

viii.

For the purpose of comparing the interest rate Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to ignore absolute differences of 0.01% or less.

ix.

For the purpose of comparing the indicated Sample Characteristics for each Sample Timeshare Loan (except for Sample Timeshare Loan Numbers 40, 106 and 146), the Seller, on behalf of the Depositor, instructed us to compare the indicated Sample Characteristics corresponding to the payment method, all as shown in the Note, that corresponds to the payment method, as shown on the Preliminary Data File (and in accordance with any other applicable note(s)).

For the purpose of comparing the indicated Sample Characteristics for Sample Timeshare Loan Number 40, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document (and in accordance with any other applicable note(s)).

For the purpose of comparing the indicated Sample Characteristics Sample Timeshare Loan Numbers 106 and 146, the Seller, on behalf of the Depositor, instructed us to compare the indicated Sample Characteristics corresponding to the payment method, all as shown in the Note, that corresponds to the old value payment method, as shown in the System Screen Shots (and in accordance with any other applicable note(s)).

x.

For the purpose of comparing the maturity date Sample Characteristic for each Sample Timeshare Loan (except for Sample Timeshare Loan Number 54), the Seller, on behalf of the Depositor, instructed us to use the Note as the Source Document (and in accordance with any other applicable note(s)).

For the purpose of comparing the maturity date Sample Characteristic for Sample Timeshare Loan Number 54, the Seller, on behalf of the Depositor, instructed us to recalculate the maturity date by:

a.	Subtracting one month from the original term, as shown in the Note (and in accordance with any other applicable note(s)), and

b.	Adding the number of months represented by the result of a. to the first payment due date, as shown in the System Screen Shots.

xi.

For the purpose of comparing the principal & interest payment Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

Exhibit 1 to Attachment A

Notes: (continued)

xii.

For the purpose of comparing the normal payment amount Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to recalculate the normal payment amount as the sum of the:

a.	Principal & interest payment and

b.	Monthly administration fee, monthly administrative fee or monthly service fee, as applicable,

all as shown on the Note (and in accordance with any other applicable note(s)).

xiii.

The Seller, on behalf of the Depositor, instructed us not to compare the original credit score (high) Sample Characteristic for any Sample Timeshare Loan with an original credit score (high) value of <blank>, as shown on the Preliminary Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Timeshare Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value
69	Original credit score (high)	732	744
78	Original credit score (high)	609	625